January 2012

Certain statements in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Tengion believes that these statements are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there are a number of factors that may cause actual results to differ from these statements.
For instance there can be no assurance that: (i) the Company will be able to successfully enroll patients in its clinical trials, including its initial clinical trial for the Neo-Urinary Conduit; (ii)
patients enrolled in the Company's Neo-Urinary Conduit clinical trial will not experience additional adverse events, which could delay clinical trials or cause the Company to terminate the development of the Neo-Urinary Conduit; (iii) the Company's Neo-Urinary Conduit clinical trial will not be placed on clinical hold by the Food and Drug Administration, or FDA; (iv) the results of the clinical trial for the Neo-Urinary Conduit will support further development of that product candidate; (v) data from the Company's ongoing preclinical studies will continue to be supportive of advancing its preclinical product candidates; (vi) the Company will be able to progress its product candidates that are undergoing preclinical testing, including the Neo-
Kidney Augment, into clinical trials; and (vii) the Company will be able enter into strategic partnerships on favorable terms, if at all, or obtain the capital it needs to develop its product candidates and continue its operations.
For additional factors which could cause actual results to differ from expectations, reference is made to the reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The forward-looking statements in this presentation are made only as of the date hereof and the Company disclaims any intention or responsibility for updating predictions or expectations in this presentation.
Forward-looking Statements

Tengion products harness the body’s natural ability to regenerate
 ▪ Unique and productive research platform
Neo-Urinary Conduit provides alternative to standard of care for bladder cancer patients
 ▪ Neo-Urinary Conduit avoids use of bowel tissue
 ▪ Ongoing Phase 1 trial to enroll up to 10 patients
 ▪ Focus on safety & defining the surgical procedure to implant the Neo-Urinary
 Conduit
 ▪ Anticipate patient 4 implant in Q1 2012; data permitting, implant patient 10 by end of 2012
Neo-Kidney Augment delays progression of kidney failure
 ▪ Four animal models of chronic kidney failure published and/or presented
 ▪ Pre-IND filing anticipated in 1H 2012
Recent hiring of John Miclot as CEO (formerly CEO of Respironics)
Sufficient cash runway to achieve significant milestones in 2012
Company Highlights
Company Highlights

INTEGRATED
PLATFORM
Industrialization
Cells
Biomaterials
Surgical Implantation
Humans have limited capacity to regenerate
Our platform uniquely catalyzes human tissue regeneration
Catalyzing Regeneration in the Body
Catalyzing Regeneration in the Body

Peripheral Artery Bypass
Advanced CKD
Cystectomy due to
Bladder Cancer
Cystectomy
Spina Bifida
Spinal Cord Injured
Short Bowel
Syndrome
Coronary Artery Bypass
Vascular Access Graft
Urge Incontinence (laparascopic)
Phase III
Phase II
Phase I
IND
Preclinical
Optimization
Neo-Vessel Replacement
Neo-GI Augment
Neo-Kidney Augment
Neo-Urinary Conduit
Neo-Bladder Replacement
Neo-Bladder Augment
Additional Platform Programs (not in active development)
Lead Platform Programs
Tengion Product Pipeline
Tengion Product Pipeline

Neo-Urinary Conduit

Up to 10 patients with primary bladder cancer requiring cystectomy
Sequential enrollment of initial patients
 ▪ Allows for modifications to surgical procedure as needed
 ▪ Three patients implanted to date at University of Chicago and Johns
 Hopkins Hospital
 – Anticipate patient 4 implant in Q1 2012
 – Data permitting, implant patient 10 by end of 2012
Defining the surgical procedure
 ▪ Surgical procedure has defined connection of NUC to ureters and blood supply to NUC
 ▪ Focus of procedure for 4th patient is to continue successful techniques defined in patients 1-3 and translate procedure for stoma regeneration.
Primary efficacy assessment
 ▪ Conduit integrity and patency at 1 year
Neo-Urinary Conduit: Initial Clinical Trial
Open label study to define surgical procedure and safety
Neo-Urinary Conduit: Initial Clinical Trial
Open label study to define surgical procedure and safety

Benefit of
Tengion
Products
Current
Standard of
Care
Primary
Patient
Populations
(US and EU)
Bowel used to create a tube to
transport urine from ureters to
abdominal wall into ostomy bag
Neo-Urinary Conduit
Phase I
Bladder cancer (20K/yr)
Bowel used to create a bladder
to carry and store urine inside
the patient for excretion via
urethra
Neo-Bladder Replacement
Pre-IND
Bladder cancer (1.6K/yr)
Eliminate the use of bowel and
reduce the associated complications and side effects
Neo-Bladder Augment
Bowel used to increase
bladder capacity and
decrease pressure
Phase II
Spina Bifida / SCI* (1K/yr)
*SCI = Spinal Cord Injury
Urologic Products to Enhance or Replace
Bladder
Urologic Products to Enhance or Replace
Bladder

Neo-Kidney Augment

100,000 new dialysis patients each year in the US
 ▪ 350,000 currently on dialysis
 ▪ 20% annual mortality
 ▪ $77,000 annual cost per patient
 ▪ $39 billion in direct US costs annually for end stage kidney disease
Neo-Kidney Augment Overview
Intended to delay the need for dialysis or transplantation
Neo-Kidney Augment Overview
Intended to delay the need for dialysis or transplantation
 Biopsy Cell Isolation & Culture Cell Selection Dose Preparation Delivery
   (2-3 weeks)  (<1 day) (2 weeks)
cells + carrier
injectable format

Initial data published in September, 2010
 ▪ Aggressive preclinical rodent model of chronic kidney disease
 ▪ Preserved functional kidney mass, slowed progression, improved survival at 6 months
Diabetic kidney failure
 ▪ Aggressive diabetic, obese, hypertensive rodent model of kidney failure
 ▪ Slowed kidney failure progression and improved survival at 1 year
Human kidney cells in nude rat kidney failure
 ▪ Reversed kidney failure at 3 months
Large animal kidney failure
 ▪ Observations consistent with small animal results
 ▪ Effects seen as early as 7 weeks, with persistent effects reported at 9 months
Neo-Kidney Augment
Preclinical Data
Neo-Kidney Augment
Preclinical Data

Renal Cell Function Validated *in vivo*
Rodent 5/6 nephrectomy model of chronic renal failure

Percent Survival
100
80
60
40
20
0
0
20
40
60
80
100
120
140
160
180
Days on Study
Sham Nx
Nx
UNFX
B4
Nx
UNFX

Trichrome (400x)
PAS (400x)

tengion®

Kelley et al, Am J Physiol Renal Physiol 2010
(Published online 9/6/2010)

NKA
NK
A
SHAM NX
HEALTHY NX NX + NKA
Renal cells delivered after chronic
disease state established enhanced
survival and renal function
 ▪ sCREAT sustained at >200%
Renal cells improved multiple
structural and physiologic parameters
 ▪ Enhanced survival
 – 100% vs. 0% (Nx)
 ▪ Improved glomerular function
 ▪ Improved tubular function

Initial data published in September, 2010
 ▪ Aggressive preclinical rodent model of chronic kidney disease
 ▪ Preserved functional kidney mass, slowed progression, improved survival at 6 months
Diabetic kidney failure
 ▪ Aggressive diabetic, obese, hypertensive rodent model of kidney failure
 ▪ Slowed kidney failure progression and improved survival at 1 year
Human kidney cells in nude rat kidney failure
 ▪ Reversed kidney failure at 3 months
Large animal kidney failure
 ▪ Observations consistent with small animal results
 ▪ Effects seen as early as 7 weeks, with persistent effects reported at 9 months
Neo-Kidney Augment
Preclinical Data
Neo-Kidney Augment
Preclinical Data

Renal Cells Reduced Hypertension & Improved Survival
Effects beyond 1 year of age in renal diseased diabetic rat

CREA mg/dL
1
2
3
20
30
40
50
60
Obese

tengion®

Treatment Group	63-week Survival
Untreated OB ZSF1	20% (1/5)
OB ZSF1 + NKA	100% (5/5)
Obese Tx (n=7)
Obese (n=5)
Age (Weeks)
Renal Cells improve kidney
function over time
Renal Cells support survival
beyond 50% mortality time point
for OB ZSF1

Initial data published in September, 2010
 ▪ Aggressive preclinical rodent model of chronic kidney disease
 ▪ Preserved functional kidney mass, slowed progression, improved survival at 6 months
Diabetic kidney failure
 ▪ Aggressive diabetic, obese, hypertensive rodent model of kidney failure
 ▪ Slowed kidney failure progression and improved survival at 1 year
Human kidney cells in nude rat kidney failure
 ▪ Reversed kidney failure at 3 months
Large animal kidney failure
 ▪ Observations consistent with small animal results
 ▪ Effects seen as early as 7 weeks, with persistent effects reported at 9 months
Neo-Kidney Augment
Preclinical Data
Neo-Kidney Augment
Preclinical Data

Serum Creatinine (mg/dl)
1.6
1.4
1.2
1.0
0.8
0.6
0.4
Pre-I-R/G
3M Post-I-R/G

Urinary Albumin (µg/day)
2500
2000
1500
1000
500
0
*
Human Renal Cells

tengion®

Human-derived cells
prevent renal failure in
CKD Nude Rats for 3
mo.
Human-derived cells
improve CKD Nude Rat
nephron function
I-R/G Injury +
Human Renal
Cells
I-R/G Injury
Treatment
1 4               12
 weeks post-treatment
*
*
* p<0.05
 NoTx
Human Kidney Tissue Regeneration in Nude Rats
Human Kidney Tissue Regeneration in Nude Rats
Delayed progression of CKD and stabilized renal function
Delayed progression of CKD and stabilized renal function

Initial data published in September, 2010
 ▪ Aggressive preclinical rodent model of chronic kidney disease
 ▪ Preserved functional kidney mass, slowed progression, improved survival at 6 months
Diabetic kidney failure
 ▪ Aggressive diabetic, obese, hypertensive rodent model of kidney failure
 ▪ Slowed kidney failure progression and improved survival at 1 year
Human kidney cells in nude rat kidney failure
 ▪ Reversed kidney failure at 3 months
Large animal kidney failure
 ▪ Observations consistent with small animal results
 ▪ Effects seen as early as 7 weeks, with persistent effects reported at 9 months
Neo-Kidney Augment
Preclinical Data
Neo-Kidney Augment
Preclinical Data

Long-term CKD Canine Study Confirms Renal Effects (9 mo study)
Significant improvement to multiple kidney functions

9 month eGFR (Iohexol clearance, ml/min/kg)
% Change in eGFR
20.0
15.0
10.0
5.0
0.0
-5.0
-10.0
-15.0
-20.0
Vehicle (n=4)
NKA (n=4)

Tubular Composite
(% Baseline)
150
100
50
0
-50
-100
-150
0
5
10
15
20
25
30
35

#P values = Effect of NKA on specific glomerular response using t-test
****P values = Effects of NKA using multivariable linear regression analysis. Renal Cell treated (n=4); Untreated (n=4)***

tengion

Treated
Untreated
Weeks Post Renal Cell Treatment
 Significant reduction in rate of
 tubular disease progression
 ▪ Electrolyte,UPC
  p < 0.0001*
 Improvement and stabilization
 of glomerular filtration
 ▪ Iohexol Clearance (p<0.07)#

Ilagan et al, Amer Soc of Nephrology, 2010; Bruce et al, Exp Biol, 2011;
Kelley et al ISCT, 2010; Kelly et al TERMIS, 2010
Mechanism of Action Studies
NKA modifying widely accepted mechanisms
▪ Engraftment
 ▪ Renal cells persist for at least 6 months at low levels
▪ Expansion post-implantation
 ▪ NKA SRC and Resident nephron cellular components expand post-
 implantation
▪ Attenuation of inflammatory and fibrosis pathways
 ▪ Substantially reduced gene and protein expression of key biochemical and molecular pathways: TGFb >50%; PAI-1 >50%; Fibronectin 50%
▪ NKA effects on chronic kidney disease can be linked to direct and indirect mechanisms of selected regenerative cells.

Corporate

IP and Barriers to Entry

Issued patent protection plus recent applications pending

- *28 US and 97 international patents and patent applications*
- *Core patents cover composition, design and methods of manufacture**

Urologic Franchise

TENGION
TENGION
CELLS
DEVICE / MATERIAL
PROCESS
THX USE
TENGION
TENGION

Neo-Kidney Augment

TENGION
TENGION
CELLS
DEVICE / MATERIAL
PROCESS
THX USE
TENGION
TENGION

Plus know-how, trade secrets and integrated capabilities associated with the discovery, development and manufacturing of our product candidates

● = *Issued Patents* ● = *Patent Applications*

tengion®

** Individual patents may cover multiple elements*

21

Financial Overview
Financial Overview
September 30, 2011
Cash and Investments
Long-Term Debt
Adjusted Net Loss - YTD
Outstanding Shares
 $20.3 M
 $5.3 M
 $18.2 M
 23.9 M
June 30, 2011
 $25.2 M
 $5.6 M
 $13.1 M
 23.5 M

Tengion products harness the body’s natural ability to regenerate
 ▪ Unique and productive research platform
Neo-Urinary Conduit provides alternative to standard of care for bladder cancer patients
 ▪ Up to 10 patients to be implanted in ongoing Phase 1 trial; data permitting, complete patient 10 by end of 2012
 ▪ Defining the surgical procedure to implant the Neo-Urinary Conduit
 ▪ Advances have been made in first three patients
 ▪ Current focus is on stoma regeneration
 ▪ Anticipate patient 4 implant in Q1 2012
Neo-Kidney Augment delays progression of kidney failure
 ▪ Four animal models of chronic kidney failure published and/or presented
 ▪ Pre-IND filing anticipated in 1H 2012
Recent hiring of John Miclot as CEO (formerly CEO of Respironics)
Sufficient cash runway to achieve significant milestones in 2012
Summary
Summary